UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2005


                           UNION DENTAL HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Florida                         000-26703                    65-0710392
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
   of incorporation)                                         Identification No.)


1700 University Drive, Suite 200
Coral Springs, Florida                                              33071
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (954) 575-2252


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 22, we signed a promissory note (the "Note") in favor of Dutchess Private Equities Fund, LP (the "Investor"), in the amount of $960,000 (the "Face Amount") and received gross proceeds in the amount of $800,000 less $60,075 in fees associated with the financing for net proceeds of $739,925. We are obligated to repay the Lender the Face Amount on or before December 23, 2006. There is no stated interest rate on the Note.

     Payments are to be made by the Company from each Put from our Equity Credit Line with the Investor. We are obligated to pay the Holder of the note the greater of a) 50% of each Put to the Investor or b)$80,000 until the face Amount minus any fees have been paid. The first payment will be due on February 15, 2006 and all subsequent payments will be made at the Closing of every Put to the Investor thereafter. The Put Amount will be the maximum amount allowed under the Investment Agreement with the Investor. The Investment Agreement provides in part that the maximum amount of each Put is either $100,000 or 200% of the average daily volume multiplied by the average of the three daily closing prices immediately preceding the Put Date. A report on Form 8-k was filed with the Commission on August 24, 2005 which details the terms and conditions of the Investment Agreement with the Investor.

     The Note provides for significant penalties in the event of any default by the Company. A copy of the Note is attached as an exhibit and investors are urged to review the Note.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


(d) Exhibits

EXHIBITS  DESCRIPTION
--------  -----------------------------------

10.8    * Promissory Note in the Amount of $960,000

-------------------
* Filed herewith



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           UNION DENTAL HOLDINGS, INC.


December 23, 2005                       By:  /s/ George D. Green
                                        ---------------------------
                                        Name: George D. Green
                                        Title: CEO and Director